			      EXHIBIT 24.1
			   Powers of Attorney

			  POWER OF ATTORNEY




	The undersigned director and/or officer of Ohio Casualty Corporation (the "Company"), does hereby constitute and appoint Lauren N. Patch and Barry
S. Porter, and each of them severally, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of an indeterminate number or amount of debt securities of the Company, including specifically, but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, such Registration Statement and any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

	IN WITNESS WHEREOF, I have hereunto signed my name as of the 19th day of January, 1999.

					     /s/ Lauren N. Patch
					     --------------------------------
					     Lauren N. Patch, President and
					     Chief Executive Officer, Director

			       POWER OF ATTORNEY



	The undersigned director and/or officer of Ohio Casualty Corporation (the "Company"), does hereby constitute and appoint Lauren N. Patch and Barry
S. Porter, and each of them severally, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of an indeterminate number or amount of debt securities of the Company, including specifically, but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, such Registration Statement and any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

	IN WITNESS WHEREOF, I have hereunto signed my name as of the 19th day of January, 1999.

					/s/ Joseph L. Marcum
					--------------------------------------
					Joseph L. Marcum, Chairman of the Board,
					Director

			       POWER OF ATTORNEY



	The undersigned director and/or officer of Ohio Casualty Corporation (the "Company"), does hereby constitute and appoint Lauren N. Patch and Barry
S. Porter, and each of them severally, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of an indeterminate number or amount of debt securities of the Company, including specifically, but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, such Registration Statement and any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

	IN WITNESS WHEREOF, I have hereunto signed my name as of the 19th day of January, 1999.


				     /s/William L. Woodall
				     -----------------------------------------
				     William L. Woodall, Vice Chairman
				     of the Board and Director

			       POWER OF ATTORNEY



	The undersigned director and/or officer of Ohio Casualty Corporation (the "Company"), does hereby constitute and appoint Lauren N. Patch and Barry
S. Porter, and each of them severally, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of an indeterminate number or amount of debt securities of the Company, including specifically, but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, such Registration Statement and any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

	IN WITNESS WHEREOF, I have hereunto signed my name as of the 19th day of January, 1999.


				      /s/Barry S. Porter
				      ----------------------------------------
				      Barry S. Porter, Chief Financial Officer
				      and Treasurer

			    POWER OF ATTORNEY



	The undersigned director and/or officer of Ohio Casualty Corporation (the "Company"), does hereby constitute and appoint Lauren N. Patch and Barry
S. Porter, and each of them severally, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of an indeterminate number or amount of debt securities of the Company, including specifically, but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, such Registration Statement and any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

	IN WITNESS WHEREOF, I have hereunto signed my name as of the 19th day of January, 1999.


					 /s/Arthur J. Bennert
					 -------------------------------------
					 Arthur J. Bennert, Director

			       POWER OF ATTORNEY



	The undersigned director and/or officer of Ohio Casualty Corporation (the "Company"), does hereby constitute and appoint Lauren N. Patch and Barry
S. Porter, and each of them severally, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of an indeterminate number or amount of debt securities of the Company, including specifically, but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, such Registration Statement and any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

	IN WITNESS WHEREOF, I have hereunto signed my name as of the 19th day of January, 1999.


					/s/Jack E. Brown
					--------------------------------------
					Jack E. Brown, Director

			       POWER OF ATTORNEY



	The undersigned director and/or officer of Ohio Casualty Corporation (the "Company"), does hereby constitute and appoint Lauren N. Patch and Barry
S. Porter, and each of them severally, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of an indeterminate number or amount of debt securities of the Company, including specifically, but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, such Registration Statement and any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

	IN WITNESS WHEREOF, I have hereunto signed my name as of the 19th day of January, 1999.


				       /s/Catherine E. Dolan
				       ---------------------------------------
				       Catherine E. Dolan, Director

			   POWER OF ATTORNEY



	The undersigned director and/or officer of Ohio Casualty Corporation (the "Company"), does hereby constitute and appoint Lauren N. Patch and Barry
S. Porter, and each of them severally, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of an indeterminate number or amount of debt securities of the Company, including specifically, but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, such Registration Statement and any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

	IN WITNESS WHEREOF, I have hereunto signed my name as of the 19th day of January, 1999.


				       /s/Wayne R. Embry
				       ---------------------------------------
				       Wayne R. Embry, Director

			       POWER OF ATTORNEY



	The undersigned director and/or officer of Ohio Casualty Corporation (the "Company"), does hereby constitute and appoint Lauren N. Patch and Barry
S. Porter, and each of them severally, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of an indeterminate number or amount of debt securities of the Company, including specifically, but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, such Registration Statement and any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

	IN WITNESS WHEREOF, I have hereunto signed my name as of the 19th day of January, 1999.

					/s/ Vaden Fitton
					--------------------------------------
					Vaden Fitton, Director

			       POWER OF ATTORNEY



	The undersigned director and/or officer of Ohio Casualty Corporation (the "Company"), does hereby constitute and appoint Lauren N. Patch and Barry
S. Porter, and each of them severally, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of an indeterminate number or amount of debt securities of the Company, including specifically, but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, such Registration Statement and any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

	IN WITNESS WHEREOF, I have hereunto signed my name as of the 19th day of January, 1999.


				       /s/Stephen S. Marcum
				       ---------------------------------------
				       Stephen S. Marcum, Director

			       POWER OF ATTORNEY



	The undersigned director and/or officer of Ohio Casualty Corporation (the "Company"), does hereby constitute and appoint Lauren N. Patch and Barry
S. Porter, and each of them severally, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of an indeterminate number or amount of debt securities of the Company, including specifically, but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, such Registration Statement and any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

	IN WITNESS WHEREOF, I have hereunto signed my name as of the 19th day of January, 1999.


				       /s/Stanley N. Pontius
				       ---------------------------------------
				       Stanley N. Pontius, Director

				POWER OF ATTORNEY



	The undersigned director and/or officer of Ohio Casualty Corporation (the "Company"), does hereby constitute and appoint Lauren N. Patch and Barry
S. Porter, and each of them severally, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of an indeterminate number or amount of debt securities of the Company, including specifically, but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, such Registration Statement and any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

	IN WITNESS WHEREOF, I have hereunto signed my name as of the 19th day of January, 1999.


					/s/Howard L. Sloneker III
					--------------------------------------
					Howard L. Sloneker III, Director